                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY

     The undersigned directors of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoint John F. Fiedler, Laurene H. Horiszny and Vincent
M. Lichtenberger as their true and lawful attorneys-in-fact, with full power for and on their behalf to execute, in their names and capacities as directors of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the offering of the Corporation's common stock, $0.01 par value (and associated preferred stock purchase rights), by the Corporation in connection with the merger of a subsidiary of the Corporation with and into Kuhlman Corporation.

This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Lichtenberger's service with the Corporation.

In witness whereof, the undersigned have executed this Power of Attorney on this 20th day of January, 1999.

/s/ John F. Fiedler                          /s/ Ivan W. Gorr
-----------------------------------          -----------------------------------
John F. Fiedler                              Ivan W. Gorr

/s/ Alexis P. Michas                         /s/ John Rau
-----------------------------------          -----------------------------------
Alexis P. Michas                             John Rau

/s/ Jere A. Drummond                         /s/ James J. Kerley
-----------------------------------          -----------------------------------
Jere A. Drummond                             James J. Kerley

                                             /s/ Paul E. Glaske
                                             -----------------------------------
                                             Paul E. Glaske

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY


     The undersigned officer of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoints John F. Fiedler, Laurene H. Horiszny and Vincent M. Lichtenberger as his true and lawful attorneys-in-fact, with full power for and on his behalf to execute in his name and capacity as an officer of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the offering of the Corporation's common stock, $0.01 par value (and associated preferred stock purchase rights), by the Corporation in connection with the merger of a subsidiary of the Corporation with and into Kuhlman Corporation.

This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Lichtenberger's service with the Corporation.

In witness whereof, the undersigned has executed this Power of Attorney on this 20th day of January, 1999.





/s/ Robin J. Adams
-----------------------------------
Robin J. Adams
Vice President and Treasurer

                                                                   EXHIBIT 24

                               POWER OF ATTORNEY

          The undersigned officer of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoints John F. Fiedler, Laurence H. Horiszny and Vincent M. Lichtenberger as his true and lawful attorneys-in-fact, with full power for and on his behalf to execute in his name and capacity as an officer of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the offering of the Corporation's common stock, $0.01 par value (and associated preferred stock purchase rights), by the Corporation in connection with the merger of a subsidiary of the Corporation with and into Kuhlman Corporation.

This Power of Attorney automatically ends upon the termination of Mr. Fiedler's, Ms. Horiszny's and Mr. Lichtenberger's service with the Corporation.

In witness whereof, the undersigned has executed this Power of Attorney on this 19th day of January, 1999.



/s/ William C. Cline
---------------------------------
    William C. Cline
    Vice President and Controller

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned officer of Borg-Warner Automotive, Inc. (the "Corporation"), hereby appoints Robin J. Adams, Laurene H. Horiszny and Vincent
M. Lichtenberger as his true and lawful attorneys-in-fact, with full power for and on his behalf to execute in his name and capacity as an officer of the Corporation, and to file with the Securities and Exchange Commission on behalf of the Corporation under the Securities Act of 1933, as amended, any and all Registration Statements (including any and all amendments or post-effective amendments thereto) relating to the offering of the Corporation's common stock, $0.01 par value (and associated preferred stock purchase rights), by the Corporation in connection with the merger of a subsidiary of the Corporation with and into Kuhlman Corporation.

This Power of Attorney automatically ends upon the termination of Mr. Adams's, Ms. Horiszny's and Mr. Lichtenberger's service with the Corporation.

In witness whereof, the undersigned has executed this Power of Attorney on this 19th day of January, 1999.

/s/ John F. Fiedler
----------------------------
John F. Fiedler
Chairman and Chief Executive
 Officer